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                                                                      Exhibit 24

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

                  WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended September 30, 2000; and

                  WHEREAS, the undersigned is a Director (and Officer) of the Company, as indicated below his or her signature:

                  NOW, THEREFORE, the undersigned hereby constitutes and appoints Deborah C. Hopkins and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a Director (and Officer) of the Company, as indicated, to execute and file such Form 10-K and any amendments or supplements thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 20th day of December, 2000.


By /s/ Henry B. Schacht                       By /s/ Paul H. O'Neill
   -----------------------                       -----------------------
   Name:  Henry B. Schacht                       Name:   Paul H. O'Neill
   Title: Chairman of the Board and              Title:  Director
               Chief Executive Officer



By /s/ Paul A. Allaire                        By /s/ Franklin A. Thomas
   ----------------------                        -------------------------
   Name:  Paul A. Allaire                        Name:  Franklin A. Thomas
   Title: Director                               Title: Director


By /s/ Betsy S. Atkins                        By /s/ John A. Young
   ------------------------                      --------------------
   Name:  Betsy S. Atkins                        Name:  John A. Young
   Title: Director                               Title: Director



By /s/ Carla A. Hills
   --------------------
   Name:  Carla A. Hills
   Title: Director
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                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

                  WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended September 30, 2000; and

                  WHEREAS, the undersigned is an Officer of the Company, as indicated below his signature:

                  NOW, THEREFORE, the undersigned hereby constitutes and appoints Deborah C. Hopkins as attorney for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as an Officer of the Company, to execute and file such Form 10-K and any amendments or supplements thereto, hereby giving and granting to said attorney, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do, or cause to be done, by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 20th day of December, 2000.


                                            By /s/ James S. Lusk
                                               ---------------------
                                               Name:  James S. Lusk
                                               Title: Principal Accounting
                                                      Officer
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                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

                  WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended September 30, 2000; and

                  WHEREAS, the undersigned is an Officer of the Company, as indicated below her signature:

                  NOW, THEREFORE, the undersigned hereby constitutes and appoints James S. Lusk as attorney for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as an Officer of the Company, to execute and file such Form 10-K and any amendments or supplements thereto, hereby giving and granting to said attorney, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do, or cause to be done, by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 20th day of December, 2000.


                                      By /s/ Deborah C. Hopkins
                                         -------------------------
                                         Name:  Deborah C. Hopkins
                                         Title: Executive Vice President and
                                                Chief Financial Officer